Prepayments, receivables and other current assets, net and other non-current assets, net - Non-current assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepayments, receivables and other current assets, net and other non-current assets net
Deductible VAT-input	¥ 1,116,686		¥ 864,319
Prepayments for property and equipment, long-term investments and other noncurrent assets	409,469		823,634
Rental deposits and other deposits	160,189		153,240
Contingent consideration assets	10,811
Others, net	22,340		19,672
Total	¥ 1,719,495	$ 242,185	¥ 1,860,865